EXHIBIT 10.18

STOCK POWER

WITH

NOTARY GUARANTEE

FOR VALUE RECEIVED, the undersigned LI LI FANG, (the "Undersigned"), hereby sells, assigns and transfers unto United Green Technology Inc., a Nevada corporation (“Assignee”), fifteen thousand (15,000) shares (“Shares”) of the capital stock of the Supreme Discovery Group Limited, a British Virgin Islands company (“Supreme”), which are standing in Undersigned shareholder’s name on the books of Supreme and represented by Certificate No. ____.  The Undersigned does hereby irrevocably constitute and appoint __________________________________ as attorney-in-fact (coupled with an interest) with full power of substitution in the premises to direct and take all action necessary to cause Supreme or Supreme’s transfer agent to transfer the Shares to the Assignee on the books of Supreme.

Dated:  Effective as of  ____________, 2009

UNDERSIGNED:

_________________________________

LI LI FANG

STATE/PROVINCE OF _____________________ COUNTRY ___________________

On this the ____ day of _____________, 2009, LI LI FANG personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________

Notary Public, Reg # ______________, My Commission Expires: ____________